BAR HARBOR BANKSHARES
82 Main Street
Bar Harbor, Maine 04609



                                   September 6, 1996


Dear Stockholder:

The 1996 Annual Meeting of Bar Harbor Bankshares will be held at 11:00 a.m. on Tuesday, October 1, 1996 in the Atlantic Oakes Conference Center, located next to the Canadian National Ferry Terminal on Route 3 in Bar Harbor,
Maine. The Directors and Officers join me in inviting you to attend the meeting and the reception which will follow.

Enclosed are the Clerk's official Notice of Annual Meeting, a Proxy Statement and the Form of Proxy. Please sign the Form of Proxy and return it in the envelope provided so that your shares will be voted at the Annual Meeting if you are unable to attend. Please also complete the reception postcard and mail it separately from the Form of Proxy if you will be attending the reception.

We look forward to seeing you on October 1st. Please join us for the reception even if you are unable to attend the business meeting.

                               Very truly yours,



                               Sheldon F. Goldthwait, Jr.
                               President and Chief Executive
Officer

SFG
Enclosure

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

       Each stockholder is urged to fill in, date and sign the enclosed form of proxy and mail it in the self-addressed envelope provided. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.

   BAR HARBOR BANKSHARES



   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
   TO BE HELD OCTOBER 1, 1996





   Notice is hereby given that the Annual Meeting of the Stockholders of Bar Harbor Bankshares will be held at the Atlantic Oakes Conference Center on Route 3 in Bar Harbor, Maine on October 1, 1996 at 11:00 a.m. to consider and act upon the following proposals:

   1. To set the number of directors for the ensuing year at 17.

   2. To elect six persons to serve as directors for a term of three years.

   3. To elect two person to serve as a director for a term of two years.

   1. To ratify the Board of Directors selection of Berry, Dunn, McNeil & Parker as independent auditors of the Company and of the Bank for the ensuing year.

   5. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Stockholders of record as of the close of business on August 16, 1996 will be entitled to a notice of and to vote at the meeting.


                          By Order of the Board of Directors



                                     Marsha C. Sawyer, Clerk

BAR HARBOR BANKSHARES
                          82 Main Street
                     Bar Harbor, Maine 04609

                  ANNUAL MEETING OF STOCKHOLDERS
               TO BE HELD TUESDAY, OCTOBER 1, 1996

                         PROXY STATEMENT

         This Proxy Statement is furnished to the stockholders of Bar Harbor Bankshares (the Company) in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the Meeting). The Meeting will be held on Tuesday, October 1, 1996 at 11:00 a.m.
at the Atlantic Oakes Conference Center on Route 3 in Bar
Harbor, Maine. The official Notice of the Annual Meeting of Stockholders accompanies this Statement. A Form of Proxy for use at the Meeting and a return envelope for the proxy are enclosed. A stockholder who executes the proxy may, prior to its use, revoke it by written instrument, by a subsequently executed proxy or, if attending the Meeting, by notifying the Clerk or by giving notice at the Meeting. This Proxy Statement and the enclosed Form of Proxy will be mailed to the stockholders of the Company on or about September 6,1996.

     Proxies are being solicited by the Board of Directors (the Board) of the Company principally through the mail. The Board of Directors and Management of the Company may also solicit proxies personally or by telephone. The entire expense of solicitation, including costs of preparing, assembling and mailing the proxy material will be borne by the Company. These expenses are not expected to exceed the amount normally expended for an annual meeting at which directors will be elected.


         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

       As of August 16, 1996, the Company had outstanding 1,718,237 shares of its common stock (the Common Stock), par value $2 per share, each of which is entitled to one vote upon each matter presented at the Meeting. Only stockholders of record at the close of business on August 16, 1996 are entitled to vote at the Meeting. The presence at the Meeting, either in person or by proxy, of the holders of one-third of the shares of Common Stock will constitute a quorum. Assuming a quorum is present, action may be taken on any matter considered by the holders of a majority of the shares present and voting. Abstentions and shares otherwise not voting will not be deemed present and voting. Stockholders who are present will have an opportunity to vote on each matter brought before the meeting.

         As of August 16, 1996, to the knowledge of the Company, no person was the beneficial owner of 5% or more of the Company's common stock.

     The following table lists, as of August 16, 1996, the number of shares of Common Stock and the percentage of the Common Stock represented thereby, beneficially owned by each director and by all principal officers and directors of the Company as a group.
[CAPTION]

Director                          Amount and Nature of
Percent (3)
or Nominee                        Beneficial Ownership        of
Class

Robert H. Avery(1)                Direct           24,435
1.70%
                                  Indirect          4,725

Frederick F. Brown                Direct           11,970
*
                                  Indirect            600

Robert C. Carter                  Direct              500
                                  Indirect             50

Thomas A. Colwell                 Direct            2,700
*

Bernard K. Cough                  Direct           66,640
4.99%
                                  Indirect         19,070

Peter Dodge                       Direct            2,130
*
                                  Indirect            300

Dwight L. Eaton                   Direct            3,877
*

Ruth S. Foster                    Direct            1,675
*

Robert L. Gilfillan               Direct           26,550
2.33%
                                  Indirect         13,415

Sheldon F. Goldthwait, Jr. (2)    Direct            8,927
*
                                  Indirect          2,228

James C. MacLeod                  Direct           10,150
1.18%
                                  Indirect         10,150

John P. McCurdy                   Direct            3,250
*
                                  Indirect             50

Jarvis W. Newman                  Direct           11,550
*
                                  Indirect          3,500






Director                            Amount and Nature of
Percent (3)
or Nominee                          Beneficial Ownership      of
Class

Robert M. Phillips                  Direct              500
 *
                                    Indirect             50

John P. Reeves                      Direct            6,958
 *
                                    Indirect          5,585

Abner L. Sargent                    Direct              500
 *
                                    Indirect          3,000

Lynda Z. Tyson                      Direct              525
 *
                                    Indirect             75

Total Ownership of all Directors
and Executive Officers of Company
as a group (19 persons)...
                                                    250,744
14.59%

*less than 1%

(1) Mr. Avery die on August 20, 1996.

(2) Mr. Goldthwait is a beneficiary of the estate of his deceased mother which holds 7,978 shares of the Common Stock. It is anticipated that an as yet undetermined number of these shares will be distributed to Mr. Goldthwait in connection with the settlement of his mother s estate. No such shares are included in the foregoing table.

[3] For purposes of the foregoing table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security, or if he or she had the right to acquire beneficial ownership of the security within 60 days. Beneficial ownership does not include, in the case of each director, 48,680 shares (2.84%) of the Common Stock held by two trusts which, for purposes of voting, are allocated equally among the directors of the Bank under the terms of the respective trust instruments. No director has any other beneficial interest in such shares. Ownership figures for directors and nominees include directors' qualifying shares owned by each person named.

     Management is not aware of any arrangement which could, at a subsequent date, result in a change in control of the Company.

         Directors, Officers and owners of 10% or more of the Common Stock of the Company are required to file periodic reports with the Securities and Exchange Commission with respect to their beneficial ownership of the Common Stock. Based upon a review of appropriate forms furnished to and retained by the Company, the Company is not aware of any officer, director or owner of 10% or more of the Common Stock who has failed to file any such report.
MANAGEMENT OF THE COMPANY

Directors

     Management recommends that the number of directors for the coming year be set at 16. The Bylaws of the Company provide for not fewer than 9 nor more than 27 directors with directors serving "staggered terms" of three years. The Board of Directors has nominated for re-election seven incumbent directors whose terms expire in 1996. Peter Dodge, Ruth S. Foster, Jarvis W. Newman, John P. Reeves, Abner L. Sargent and Lynda Z. Tyson have been nominated for re-election to three year terms. Dwight L. Eaton has been nominated for re-election for a term of two years and Robert
C. Carter has been nominated for election for a term of two years. Each of these persons has consented to be named as a nominee and to serve if elected.

     The following table sets forth the names, occupations, ages and terms of service of all directors.



Term Expires in 1996:

                         Principal Occupation     Age       Year
First
                         Now and                  as of
Elected
Name                     for past 5 years         8/16/96
Director

Robert C. Carter         Owner of Machias Motor   53
Nominee
                         Inn, Machias, Maine

Peter Dodge              President and            52        1987
                         Insurance Agent with
                         Merle B. Grindle Agency
                         (insurance and real
                         estate), Blue Hill, Maine







Dwight L. Eaton          Senior Vice President    61        1988
                         and Trust Officer of
                         the Bank; Vice President
                         of the Company since 1987

Ruth S. Foster           Former State Senator     67        1986
                         and owner of Ruth
                         Foster s (retail
                         clothing), Ellsworth,
                         Maine

Jarvis W. Newman         Self-employed yacht      61        1984
                         broker;, Southwest
                         Harbor, Maine

John P. Reeves           Retired; formerly        62        1984
                         President and Chief
                         Executive Officer of the
                         Company and the Bank,
                         Bar Harbor, Maine

Abner L. Sargent         Retired, formerly        71        1984
                         Vice President and
                         Treasurer of Sargent
                         Mobile Homes, and real
                         estate broker, Ellsworth,
                         Maine

Lynda Z. Tyson           Chief Operating Officer  41        1993
                         and Marketing Director of
                         Tyson & Partners, Marketing
                         Consultants, Bar Harbor,
                         Maine. Formerly Chief
                         Executive Officer of Bar
                         Harbor Chamber of Commerce


Term expires in 1997

                         Principal Occupation     Age       Year
First
                         Now and                  as of
Elected
Name                     for past 5 years         8/16/96
Director

Thomas A. Colwell        President of Colwell     52        1991
                         Bros., Inc., (lobster
                         pounding) of Stonington,
                         Maine







Bernard K. Cough         Treasurer of Atlantic    69        1985
                         Oakes, Inc., Atlantic
                         Eyrie and several other
                         resort motels, Bar
                         Harbor, Maine


Robert L. Gilfillan      Owner and President      69        1984
                         of West End Drug Co.,
                         (retail pharmacy), Bar
                         Harbor, Maine

James C. MacLeod         Retired; formerly Vice   72        1984
                         President of the Bank
                         and the Company

John P. McCurdy          Retired; formerly owner  65        1984
                         and operator of McCurdy
                         Fish Company (fish
                         processor), Lubec, Maine

Term expires in 1998:

                         Principal Occupation     Age       Year
First
                         Now and                  as of
Elected
Name                     for past 5 years         8/16/96
Director

Frederick F. Brown       Proprietor and owner     70        1984
                         of F. T. Brown Co.,
                         (hardware store), Mt.
                         Desert, Maine

Sheldon F.               President and Chief      58        1988
Goldthwait, Jr.          Executive Officer of the
                         Company and the Bank since
                         January 1, 1995. Formerly
                         Executive Vice President
                         of the Company and the Bank
                         since December, 1989

Robert M. Phillips       Officer of International 54        1993
                         Foods Network (exporter of a
                         variety of food products),
                         Sullivan, Maine; formerly
                         Vice President and Chief
                         Operating Officer of Jasper
                         Wyman & Son (blueberry
                         processors), Milbridge, Maine

Nominees for election to the Board are selected by the Full Board. The Company does not have a nominating committee. The Board will consider nominees recommended by stockholders if submitted in writing to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, Maine 04609, not less than three months in advance of the date of the Annual Meeting.

     The Board of Directors of the Company held seven meetings in 1995. The Bylaws of the Company provide for quarterly meetings. Each director, with the exception of Messrs. Avery and Sargent, attended at least 75% of the total number of meetings held by the Board of Directors in 1995.

        The Board of Directors of the Bank met monthly during 1995. Each director, with the exception of Messrs. Avery and Newman, attended at least 75% of the total number of Bank directors' meetings and committee meetings of which he or she was a member.

Executive Officers

     Each executive officer of the Company is identified in the following table which also sets forth the respective office, age and period served in that office of each person listed.
[CAPTION]


 Year
                  Principal Occupation        Age as    First
                  Now and for                 of        Elected
 Name             Past 5 Years                08/16/96  Officer


 Robert L.        Chairman of the Board of    69        1984
 Gilfillan        the Bank and the Company
                  since February 1994.


 Sheldon F.       President and Chief         58        1984
 Goldthwait, Jr.  Executive Officer of the
                  Company and the Bank
                  since January 1, 1995.
                  Formerly Executive Vice
                  President of the Company
                  since December, 1989

 Dwight L. Eaton  Senior Vice President and   61        1987
                  Trust Officer of Bank;
                  Vice President of the
                  Company since 1987;
                  formerly Vice President
                  and Trust Officer of the
                  Bank
 Lewis H. Payne   Executive Vice President    46        1995
                  of the Company and Bank
                  since 1995. Formerly
                  Senior Vice President
                  of Bank since 1990

 Virginia M.          Treasurer and Chief        46        1990
 Vendrell             Financial Officer since
                  December, 1992; formerly
                  Treasurer of the Bank
                  since December, 1989 and
                  Treasurer of the Company
                  since October, 1990;
                  previously Controller and
                  Assistant Treasurer of
                  the Bank.






  Marsha C. Sawyer
                  Clerk of the Company        43        1986
                  since July 1986; Clerk
                  and Vice President of the
                  Bank since 1986; formerly
                  Assistant Vice President
                  of the Bank.


      The Bylaws of the Company provide that the executive officers be elected annually by the Board of Directors and that the President, Chairman of the Board, Treasurer and Clerk shall serve at the pleasure of the Board and until their successors
have been chosen and qualified.   All other officers serve at
the pleasure of the Chief Executive Officer.

Committees

     The Bylaws of the Company provide that after each Annual Meeting of Directors, the Board designates from among its members an executive Committee which has the authority to exercise all the powers of the Board of Directors in regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. The present Executive Committee includes Messrs. Brown, Gilfillan, Goldthwait, Newman, and Reeves. Mr. Avery served as a member of the Executive Committee until his death. The Executive Committee did not meet in 1995.

     The Bylaws provide that the Board may elect or appoint such other committees as it may deem necessary or convenient to the operations of the Company. The Company itself has no other committees although the Bank Board has appointed an Audit
Committee as well as a Compensation Committee.

        The Audit Committee has responsibility for overseeing the auditing program. The current members of the Audit
Committee are Messrs. Colwell, Dorr, Phillips, Dodge, Gilfillan, and Sargent. The Audit Committee met four times during 1995.

        The Compensation Committee has responsibility for setting compensation for all Bank employees, including executive officers. The current members of the Compensation Committee are Messrs. Avery, Gilfillan, McCurdy, Dodge, Goldthwait, and
Reeves.  The Compensation Committee met four times during 1995.

Family Relationships and Other Arrangements

     There are no family relationships among any director, executive officer, or person nominated by the Company to become
a director or executive officer.   There are also no
arrangements or understandings between any nominee, director, executive officer, or associate of any of the foregoing and any other person pursuant to which the nominee was or is to be elected as a director or an executive officer. No person or entity listed above as the employer of an officer or director, other than the Bank, is an affiliate of the Company.

        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth all annual compensation received during each of the Company's last three fiscal years by John P. Reeves, Sheldon F. Goldthwait, Jr. and Dwight L. Eaton who are the only executive officers for whom compensation exceeded $100,000 in any year. Compensation for all officers is paid by the Bank.

[CAPTION]

      SUMMARY COMPENSATION TABLE
ANNUAL COMPENSATION

                    Other
Name and
                    Annual
Principal                                           Salary
    Incentive       Compensation
Position                               Year          ($)
       ($)          ($)
John P. Reeves                         1993         $ 127,500
    $ 14,385        $        0
Retired President and                  1994           135,000
      17,629                 0
Chief Executive Officer                1995            ---
       4,922           ---

Sheldon F. Goldthwait, Jr.             1993         $ n/a
    $ n/a              n/a
Pesident and                           1994         $  92,000
    $ 12,084        $        0
Chief Executive Officer                1995         $ 130,000
    $ 23,108                 0

Dwight L. Eaton                        1993         $ n/a
    $ n/a              n/a
Senior Vice President                  1994         $  92,000
    $ 12,084        $        0
and Trust officer                      1995         $  94,000
    $ 17,637                 0

LONG TERM COMPENSATION
                                                     AWARDS
                    PAYOUT
                                                    Restricted
                                                    Stock
                    LTIP
                                                    Awards
    Options/        Payouts
                                       Year         ($)
    SARs (#)           ($)
John P. Reeves                         1993         $     0
        0           $      0
                                       1994               0
        0                  0
                                       1995               0
        0                  0
Sheldon F. Goldthwait, Jr.             1993               0
        0                  0
                                       1994         $     0
        0           $      0
                                       1995               0
        0                  0
Dwight L. Eaton                        1993               0
        0                  0
                                       1994         $     0
        0           $      0
                                       1995               0
        0                  0

ALL OTHER COMPENSATION ($)
John P. Reeves                         1993         $ 3,152
                                       1994         $ 4,984
                                       1995         $     0
Sheldon F. Goldthwait, Jr.             1993         $ n/a
                                       1994         $ 2,384
                                       1995         $ 3,522
Dwight L. Eaton                        1993         $ n/a
                                       1994         $ 2,937
                                       1995         $ 3,439


Pursuant to a Deferred Compensation Agreement, Mr. Goldthwait deferred a portion of his 1995 salary.

Compensation Committee

        The Bank Board has appointed a six member Compensation
Committee which includes both directors and a member of management.
The Compensation Committee meets in the fall of each year and makes compensation recommendations for the ensuing year to the Board of Directors.

        The recommendations of the Committee are then considered and voted upon by the Full Board. During 1995, Mr. Goldthwait was a member of the Compensation Committee and also a director. He abstained from participating in discussion, recommendations, or voting regarding his own compensation. Mr. Reeves, who serves on the Compensation Committee, is a former President of the Company and the Bank.


Report of the Compensation Committee on Executive Compensation

     The Board of Directors of the Bank has no formal compensation policy applicable to compensation decisions with respect to its executive officers. While there are no objective criteria which specifically relate corporate performance to compensation determinations, in formulating its recommendation with respect to compensation of Messrs. Goldthwait, and Eaton during the last fiscal year, the Board of Directors considered, among other factors, years of service and salary surveys of executive officers at comparable financial institutions in Maine and New England. In reaching its determination as to compensation of Messrs. Goldthwait, and Eaton, the Board of Directors did not use any objective measure of the Bank's performance but considered, in general, the performance of the Bank in relationship to that of other similarly situated banks in Maine.

     The foregoing report to stockholders regarding compensation of the Chief Executive Officer has been submitted by the Compensation
Committee, including Messrs. Gilfillan, Avery, Dodge, McCurdy,
Goldthwait and Reeves.


COMPENSATION OF DIRECTORS
     Each of the directors of the Company is a director of the
Bank and as such receives a fee of $250 for each meeting of the Bank attended. The fee paid for the attendance at the Annual Meeting is $500.00 per member of the Board of Directors. The Chairman of the Board receives an annual retainer of $3,000 in addition to meeting fees. Meetings of the Board of Directors of the Bank are held monthly. No directors' fees are paid to directors of the Company
as such.   Those directors of the Bank who are also officers do not
receive directors' fees.

BENEFIT PLANS

     The Bank offers a 401(k) plan to all employees who have completed one year of service and who have attained the age of 21. Employees may elect to defer from 1% to 15% of their salaries subject to a maximum amount determined by a formula annually, which amount was $9,240 in 1995. In 1995, the bank matched employee contributions to the 401(k) plan to the extent of 25% of the first 6% of salary for a total of contribution by the bank of $46,637. The Bank s 1995 quarterly contribution to each participant s 401(k) account represented an additional 3% of the employees salary. The 1996 bank match and contribution were voted at the same level as 1995. Contributions by the bank are determined annually by the vote of the Board of Directors.

     In 1995 and 1994, the Bank provided a restricted stock purchase plan through which each employee having one year of service may purchase up to 100 shares of Bar Harbor
Bankshares stock at the current fair market price as of a date determined by the Board of Directors.

     The Bank provides certain of its officers with individual memberships in local civic organizations and clubs. The aggregate value of these benefits with respect to any individual officer during the Bank's last fiscal year were well below the $5,000 disclosure threshold.

     The Bank has entered into agreements with Messrs. Avery, Reeves, Goldthwait, and Eaton whereby those individuals or their beneficiaries will receive upon death or retirement an annual supplemental pension benefit over a period of 10 years in the amount of $15,000 (in the case of Messrs. Avery and Reeves) and in the amount of $10,000 (in the case of Messrs. Goldthwait and Eaton). This plan is unfunded and benefits will be paid out of Bank earnings. As of January 1, 1987, Mr. Avery began drawing his annual installment of $15,000 pursuant to this deferred compensation arrangement. Mr. Reeves began drawing his annual installment of $5,300.04 (reduced for early retirement) beginning January 1, 1995.

     In 1993, the Company established a non-qualified supplemental retirement plan for certain officers. The agreements provide supplemental retirement benefits payable in installments over twenty years upon retirement or death to compensate for benefits lost as a result of termination of the Defined Benefit Plan. The Company recognizes the costs associated with the agreements over the service lives of the participating officers. Accordingly, the Company has recognized cost relative to the supplemental plan of $368,898, and $98,273 for 1994 and 1995, respectively. The agreements are with Messrs. Reeves, Eaton, Goldthwait, and MacDonald in the amounts of $49,020, $22,600, $37,400 and $7,700, respectively. Mr. Reeves began drawing his annual installment of $49,020 beginning January 1, 1995.

     Officers of the Bank are entitled to participate in certain group insurance benefits. In accordance with Bank policy, all such benefits are available generally to employees of the Bank.


  TRANSACTIONS WITH DIRECTORS, OFFICERS AND PRINCIPAL
STOCKHOLDERS

     The Bank retains the firm of Tyson & Partners to assist with its marketing program. Lynda Z. Tyson, who serves as a director of the Company, serves as that firm's Chief Operating
Officer as well as Director of Marketing.

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with other directors, officers, principal stockholders, and their associates. All such transactions have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. No such transactions have involved more than normal risk of collectability or presented other unfavorable features, and no loans outstanding to directors, officers, principal stockholders, or their associates in an amount in excess of $60,000 are non-accruing or past due or are otherwise considered to be potential problem loans.


                        PERFORMANCE GRAPH


         Federal regulations require that a graph be included in this proxy statement providing a comparison of total shareholder return on the common stock of the Company with that of comparable issuers. The following graph illustrates the estimated yearly percentage change in the Company's cumulative total shareholder return on its common stock for each of the
last five years.   For purposes of comparison, the graph also
illustrates comparable shareholder return of NASDAQ banks as a group as measured by the NASDAQ Banks Stock Index and of Union Bankshares, which is, in the opinion of management, the only other bank holding company with respect to which a meaningful comparison of total shareholder return can be made. The graph assumes a $100 investment on December 31, 1990 in the common stock of each of the Company, Union Bankshares and the NASDAQ banks as a group and measures the amount by which the market value of each, assuming reinvestment of dividends, has increased as of December 31 of each calendar year since the base measurement point of December 31, 1990.

     Neither the common stock of the company nor that of Union Bankshares is actively traded on any market and, therefore, no market index is available for the purpose of determining the market price of such common stock as of any particular date. The following graph is based upon a good faith determination of approximate market value for each year indicated based on information obtained from Union Bankshares, in the case of its common stock, and from anecdotal information available to the Company as to the value at which its common stock has traded in isolated transactions from time to time. Therefore, although the graph represents a good faith estimate of shareholder return as reflected by market value, the valuations utilized are, of necessity, estimates and may not accurately reflect the actual value at which common stock has traded in particular transactions as of any of the dates indicated.



           (The following information is presented in a line graph in the paper proxy.)
[CAPTION]

 BANK                    1990         1991      1992      1993
   1994      1995

 Bar Harbor
     Bankshares          $100.00      $102.85   $109.33
$129.08   $145.5   $251.70
 Union Trust
     Company             $100.00      $102.50   $105.06
$138.33   $146.36   $211.00
 NASDAQ Banks            $100.00      $164.09   $238.84
$272.38   $271.48   $404.27

SELECTION OF AUDITORS

     Stockholder approval of the selection of auditors is not required, but the Board is of the view that an expression of opinion by the stockholders as to the appropriateness of this selection is desirable. The Board recommends that its selection of Berry, Dunn, McNeil & Parker be ratified. If the Board selection is not ratified, the Board will take action to appoint a different auditor for the Company and for the Bank. It is not anticipated that a representative of Berry, Dunn, McNeil & Parker will be present at the Meeting to respond to appropriate questions or to make a statement.

                          OTHER MATTERS

         Management knows of no other matters to be presented for action at the Meeting. If any other matters properly come before the Meeting, the shares represented by the proxies will be voted with respect thereto in accordance with the judgment of the person(s) voting the proxies.

FINANCIAL STATEMENTS

     UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH ANY STOCKHOLDER WITH A COPY OF THE ANNUAL REPORT BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR THE LAST FISCAL YEAR. IN ACCORDANCE WITH FEDERAL DEPOSIT INSURANCE CORPORATION REGULATIONS, UPON WRITTEN REQUEST, STOCKHOLDERS MAY ALSO OBTAIN THE BANK'S MOST RECENT ANNUAL DISCLOSURE STATEMENT WHICH CONTAINS FINANCIAL INFORMATION COVERING THE LAST TWO YEARS.

     Any request for a copy of either the Form 10-K or the Annual Disclosure Statement must contain a representation that the person making the request was a beneficial owner of Common Stock on August 16, 1996, which is the record date for this proxy solicitation. Requests should be addressed to: Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, Maine.

     Financial statements of the Company contained in the Company's annual report to stockholders for the fiscal year 1995 are not to be considered a part of this soliciting material.

STOCKHOLDER PROPOSALS

     Stockholders may submit proposals for consideration at the 1997 Annual Meeting, which is presently scheduled for October 7, 1997. In order to be included in the Company's Proxy Statement and Form of Proxy relating to that meeting, such proposals must be received by the Company no later than May 1, 1997, which is 120 days in advance of the proposed mailing date of the 1997 proxy materials. Proposals should be addressed to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, Maine 04609.

                             By Order of the Board of Directors
                             Marsha C. Sawyer, Clerk

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

 BAR HARBOR BANKSHARES
 82 Main Street
 Bar Harbor, Maine 04609

 The  undersigned  hereby  appoints
   as Proxies, each with power to John P. McCurdy, Frederick F.
Brown and
Thomas A. Colwell as Proxies, each with power to appoint a substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on August 16, 1996, at the Annual Meeting of Stockholders to be held on October 1, 1996 or at any adjournment thereof.

                 (To be Signed on Reverse Side)

         X    Please mark your votes as in this example.


                                        For  Against Abstain
 1.   To set the number of Directors at 17  ____   ____    ____

 2.   Election of Directors                        Nominees:
                                              Three Year Term:
      ____  FOR the nominee listed at right   Peter Dodge
                                              Ruth S. Foster
      ____  WITHHOLD AUTHORITY to vote        Jarvis W. Newman
            For nominee listed at right       John P. Reeves
                                              Abner L. Sargent
                                              Lynda Z. Tyson

      ____ For all nominees excepted as       Two Year Term:
           indicated:                         Dwight L. Eaton
                                              Robert C. Carter

      ________________________________________

 3.   To ratify the Board of Director s selection
      of Berry Dunn, McNeil & Parker as independent
      auditors of the Company and the Bank for the
      ensuing year.
                              For   Against   Abstain
                          ____     ____    _____

 4. To transact such other business as may properly come before the meeting or any adjournment thereof.


 This proxy, when properly executed, will be voted on behalf of the undersigned stockholder in the manner directed herein. If no direction is given, this proxy will be voted in favor of Items 1 and 3, for the nominees listed in item 2 and in the discretion of management with respect to any other matters which may come before the Meeting.

 PLEASE  MARK,  SIGN,  DATE AND RETURN THE PROXY CARD PROMPTLY
 USING THE ENCLOSED ENVELOPE.


 SIGNATURE: _____________________ DATE:______________________

 SIGNATURE: _____________________ DATE:______________________

 NOTE: Please sign exactly as name appears above. Only one joint tenant need sign. When signing as attorney, executor, administrator, trustee, or guardian or in any representative capacity, please give full title.